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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 1999


                               CVB FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



                 CALIFORNIA                               95-3629339
     (State or other jurisdiction of                   (I.R.S. employer
      incorporation or organization)                 identification number)


                         COMMISSION FILE NUMBER: 1-10394


                             701 NORTH HAVEN AVENUE
                            ONTARIO, CALIFORNIA 91764
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (909) 980-4030


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

               NOT APPLICABLE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

               NOT APPLICABLE

ITEM 3  BANKRUPTCY OR RECEIVERSHIP

               NOT APPLICABLE

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               NOT APPLICABLE


ITEM 5. OTHER EVENTS

               On May 18, 1999, CVB Financial Corp. and Orange National Bancorp entered into an Agreement and Plan of Reorganization providing for the merger of Orange National Bancorp into CVB Financial Corp. The merger will be immediately followed by the merger of Orange National Bank into Citizens Business Bank, a subsidiary of CVB Financial Corp. The merger is subject to, among other conditions,

                      -- receipt of regulatory approvals;

                      -- receipt of all necessary third party consents; and

                      -- approval, as necessary, of the shareholders of Orange
                         National Bancorp and CVB Financial Corp.


               In the merger, CVB Financial Corp. will issue 1.5 shares of its common stock for each outstanding share of Orange National Bancorp common stock. CVB Financial Corp. estimates that it will issue approximately 3,000,300 shares of common stock in the merger, and that current Orange National Bancorp shareholders will hold approximately 16% of CVB Financial Corp.'s outstanding common stock following the merger. CVB Financial Corp. will convert options to purchase Orange National Bancorp common stock into options to purchase CVB Financial Corp. common stock.

               Orange National Bancorp has also granted CVB Financial Corp. an option to purchase shares equal to 19.9% of the outstanding shares of Orange National Bancorp common stock. The option is exercisable upon the occurrence of certain events, including Orange National Bancorp's acquisition by someone other than CVB Financial Corp.


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               CVB Financial Corp. has also announced that it has terminated its stock repurchase plan. Between August 21, 1998 and May 18, 1999, CVB repurchased 234,473 shares of its common stock. CVB had originally authorized the repurchase of up to 500,000 shares or $9 million of its common stock.

               CVB Financial Corp. has attached to this Report on Form 8-K as Exhibits 2.1 and 10.1 copies of the executed Reorganization Agreement and the Stock Option Agreement, respectively. Exhibit 99.1, the CVB Financial Corp. May 18, 1999 press release, contains additional information about the Reorganization Agreement and the termination of the stock repurchase plan.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

               NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)    FINANCIAL STATEMENTS

                      NOT APPLICABLE

               (b)    PRO FORMA FINANCIAL INFORMATION

                      NOT APPLICABLE

               (c)    EXHIBITS

                      2.1 Agreement and Plan of Reorganization by and between CVB Financial Corp. and Orange National Bancorp, dated as of May 18, 1999.

                      10.1 Stock Option Agreement between CVB Financial Corp. and Orange National Bancorp, dated as of May 18, 1999.

                      99.1 Press Release relating to the Agreement and Plan of Reorganization.

ITEM 8. CHANGE IN FISCAL YEAR

               NOT APPLICABLE

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

               NOT APPLICABLE



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CVB FINANCIAL CORP.
                                     (Registrant)



Date:  May 19, 1999                  By     /s/ D. Linn Wiley
                                         ------------------------------------
                                            D. Linn Wiley
                                            President and
                                            Chief Executive Officer


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                                  Exhibit Index


2.1            Agreement and Plan of Reorganization, dated May 18, 1999

10.1           Stock Option Agreement, dated May 18, 1999

99.1           Press Release, dated May 18, 1999